                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 6, 1999



                         PROVIDENT AMERICAN CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                   0-13591                23-2214195
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)


                2500 DeKalb Pike, Norristown, Pennsylvania 19404
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (610) 279-2500


Former name, former address, and former fiscal year, if changed since last report:  N/A
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Item 5.  Other Matters.

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of the Provident American Corporation ("Provident") and its subsidiaries, and the notes thereto, appearing in Provident's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, may contain certain forward-looking statements regarding Provident's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, risks associated with brand development, competition, funding; need for additional capital, management of potential growth, dependence on key personnel, dependence on the Internet, dependence on strategic alliances with Internet partners, ability to grow and expand services, technological change and new application development, quality assurance, risk of product-related claims, limited proprietary rights, reliance on information processing systems, customer concentration, liability for information transmitted through the Internet, uncertain acceptance of the Internet as a medium for health insurance sales, risk capacity constraints; system development and other risks, dependence on third-party technology, rapid technological change, risk of system failure, changes in the insurance industry, insurance industry factors, healthcare reform legislation, government regulation and legal uncertainties, control by Provident and UICI, potential conflicts of interest, intercompany agreements not subject to arm's-length negotiations, risk associated with the Year 2000, absence of dividends, absence of public market; restrictions of transferability, and dilution and anti-takeover measures. These forward-looking statements represent Provident's judgment as of the date of this report. Provident disclaims, however, any intent or obligation to update these forward-looking statements.

         The following represents only summaries of the documents referred to under Item 7 hereof, and attached as exhibits hereto. Accordingly, this information is qualified in its entirety by those documents. All defined terms not otherwise defined herein are as defined in the Transaction Documents (as defined herein), copies of which are filed as exhibits hereto.


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                         COMMON STOCK PRIVATE PLACEMENT

General

         On December 6, 1999, HealthAxis.Com, Inc. ("HealthAxis" or the "Company"), the Internet subsidiary of Provident, pursuant to a securities purchase agreement dated as of December 3, 1999 (the "Securities Purchase Agreement"), completed a $57.7 million private placement transaction of 3,846,003 shares of its common stock at $15.00 per share to accredited investors (the "Offering"), including the purchase of 133,333 shares of common stock of the Company by Provident, the parent of HealthAxis.

         Also, as part of the Offering, the purchasers listed on Schedule I to the Securities Purchase Agreement (the "Purchasers') and the Company executed a Registration Rights Agreement. The Securities Purchase Agreement and Registration Rights Agreement documents are hereinafter sometimes referred to as the "Transaction Documents."

Securities Purchase Agreement

         In addition to the terms previously summarized, the Securities Purchase Agreement also includes warranties, representations, covenants and conditions of closing of the parties which are typically included in agreements of this type. The securities issued pursuant to this transaction are exempt from the registration requirements of the Securities Exchange Act of 1933 (the "Securities Act"), as provided under Rule 506 and under Section 4(2) of the Securities Act.

Registration Rights Agreement

         At any time after the earlier of: (i) 12 months following the completion of the Offering, or (ii) six months after the completion of the Company's initial public offering, holders of at least one half of the securities sold in the Offering may require the Company to file a Form S-3 Registration Statement to cover all Registrable Securities (as defined) to be made on a continuous basis pursuant to a "Shelf" registration statement under Rule 415 of the Securities Act subject to the priority rights granted to certain other shareholders of the Company. Subject to certain limitations, the registration statement should remain effective until there are no more registrable securities to be sold or the holders of such securities may allege Rule 144(k) for resale.

         If at any time the Company files a registration statement relating to an offering of its equity securities, the Company is required to notify the holders of Registrable Securities of the filing and will use reasonable efforts to effect piggy-back registration of the Registrable Securities requested to be registered by the holder, subject to certain existing piggy-back rights.

         The Company is responsible for all fees and expenses related to the Shelf registration statement, except for the holders' legal fees and underwriting fees. The Purchasers are responsible for all fees and expenses relating to an Underwritten Offering (as defined).

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                BUSINESS COMBINATION WITH INSURDATA INCORPORATED

General

         On December 6, 1999, HealthAxis, Insurdata Incorporated ("Insurdata") and their respective parent corporations, Provident and UICI entered into an Agreement and Plan of Merger (the "Merger Agreement") which sets forth the terms and conditions under which Insurdata will be merged with and into HealthAxis (the "Merger").

Merger Agreement

         In accordance with the terms of the Merger Agreement, each outstanding share of Insurdata common stock, no par value per share (the "Insurdata Common Stock"), outstanding immediately prior to the effective date of the Merger (the "Effective Date"), other than as otherwise provided in the Merger Agreement, will be converted into the right to receive 1.33 shares of HealthAxis common stock (the "HealthAxis Common Stock"). Upon consummation of the Merger, it is currently contemplated that of a total of 42,392,381 shares of HealthAxis Common Stock outstanding, UICI will receive 18,943,678 shares of HealthAxis Common Stock, 2,439,885 shares of HealthAxis Common Stock will be held by the voting trust (described herein) and other shareholders of Insurdata will receive 424,004 shares of HealthAxis Common Stock.

         Each holder of Insurdata Common Stock who would otherwise be entitled to receive a fraction of a share of HealthAxis Common Stock (after taking into account all of the shareholder's certificates) will receive cash, in lieu thereof, equal to an amount determined by multiplying such fraction by $15.00.

         The Merger Agreement may be terminated by the mutual consent of Insurdata and HealthAxis and by either HealthAxis or Insurdata in the event the Merger is not consummated on or before January 31, 2000. In addition, either party may terminate the Merger Agreement based upon the other party's failure to perform or observe, in any material respect, its obligations under the Merger Agreement or the breach of any representation or warranty. Finally, either party may terminate the Agreement if at least a majority of the outstanding shares of either HealthAxis common or preferred stock shall not have approved the Merger and the Merger Agreement.

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

         The Merger Agreement also provides that each option to purchase shares of Insurdata Common Stock under Insurdata's stock option plans which are outstanding on the Effective Date, whether or not exercisable, shall be converted into and become a right to purchase shares of HealthAxis Common Stock, generally in accordance with the terms of the Insurdata stock option plans and Insurdata option agreements pursuant to which such options were granted, except that from and after the Effective Date, (i) the number of shares of HealthAxis subject to each Insurdata option shall be equal to the number of shares of Insurdata Common Stock subject to such option prior to the Effective Date multiplied by the exchange ratio (with fractional shares rounded down to the nearest share and cash being payable for any fraction of a share) and (ii) the exercise price per share of HealthAxis Common Stock purchasable thereunder shall be that specified in the Insurdata option divided by the exchange ratio (rounded up to the nearest one hundredth).

          The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase under generally accepted accounting principles.

         Consummation of the Merger is subject to various conditions including
(i) receipt of the requisite approval of the Merger Agreement by the shareholders of HealthAxis and Insurdata, (ii) a written waiver from each holder of HealthAxis preferred stock waiving any preemptive right such holder may have in connection with the Merger, (iii) receipt of all necessary governmental and regulatory consents, (iv) compliance with the waiting period under pre-merger notification statutes, (v) the execution of a shareholder' agreement, registration rights agreement and voting trust agreement by the parties subject to those agreements and (vi) satisfaction of certain other conditions.

Shareholders Agreement

         In connection with the consummation of the Merger Agreement, Provident, UICI, Michael Ashker, and HealthAxis intend to enter into a shareholders' agreement (the "Shareholders' Agreement"). Under the terms of the Shareholders' Agreement, the Board of Directors of HealthAxis shall consist of up to nine members. UICI and Provident may each independently nominate three nominees to the board and, the remaining three directors will be nominated by mutual agreement of Provident and UICI. Each party is obligated to vote its shares in favor of the directors nominated by the other party.

         Subject to certain limitations, the Shareholders' Agreement also provides that UICI and Provident both have the right to purchase its proportionate number, or any greater or lesser number, of any additional securities that HealthAxis may, from time to time, propose to sell and issue. HealthAxis is required to provide UICI and Provident prior written notice of its intention to issue such additional securities. Upon receipt of this notice, UICI and Provident have twenty days to agree to purchase their proportional shares, or any greater or lesser number, for the price and upon the terms specified in the notice. If UICI and Provident fail to exercise their purchase rights, HealthAxis has twenty days to complete the sale of the securities at a price not less than the price specified in the notice.

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         In addition to the preemptive rights set forth above, the Shareholders'
Agreement also provides that Michael Ashker, UICI and Provident have the right of first refusal to purchase shares of HealthAxis should one of the other parties to such agreement desire to transfer his or its HealthAxis securities. The party desiring to transfer his or its securities ("Offeror") must first furnish the other parties (individually, an "Electing Party" and collectively, the "Electing Parties") with written notice, at least twenty days prior to the proposed transfer setting forth the terms of the offer to sell the HealthAxis Securities. The Electing Parties have ten days from the receipt of notice to elect to purchase that number of securities which equals the product of the total number of shares of common stock then beneficially owned by the Electing Party on a fully diluted basis, and a fraction, the numerator of which shall be the number of securities to be transferred and the denominator which shall be the total number of shares of common stock then beneficially owned by the Electing Party on a fully diluted basis. If an Electing Party fails to exercise its right to purchase, or exercises its right to a portion smaller than it is entitled, the Offeror has ten days to sell any remaining securities at the price and on terms no less favorable than specified in the offer to the Electing Parties.

         Subject to certain conditions set forth in the Shareholders' Agreement, the Shareholders' Agreement also provides that HealthAxis can cause UICI to transfer up to 1,255,000 shares of its HealthAxis Common Stock to unaffiliated third parties.

         The Shareholders' Agreement also provides UICI with the right, in its sole and absolute discretion, to approve: (i) the calculation of the amount and amortization period of all goodwill and other intangibles created in connection with the Merger, subject to compliance with generally accepted accounting principles; and (ii) provided UICI owns at least 20% of the HealthAxis Common Stock, the entering into of any merger or similar agreement between Provident and HealthAxis. In a separate letter to the Company and Provident, dated December 6, 1999, UICI indicated that it would vote in favor of a business combination between Provident and HealthAxis on the terms set forth therein.

Voting Trust Agreement

         The Merger Agreement also provides for a voting trust agreement (the "Voting Trust Agreement") which requires the establishment of a trust to hold shares of Insurdata common stock which are currently held of record by UICI, but which UICI has granted options to purchase such shares to certain employees of Insurdata pursuant to its Insurdata Founders' Program. These shares will be converted into 2,439,885 shares of HealthAxis common stock in the Merger. The initial trustees of this trust will be Michael Ashker, Alvin Clemens, Edward W. LaBaron, Jr. and Henry Hager (the "Trustees"). All of the initial Trustees are also directors of Provident. Messrs. Ashker and Clemens are also directors and officers of HealthAxis. Pursuant to the terms of the Voting Trust Agreement, a majority of the Trustees have the power to vote the shares held by the trust in their discretion at all meetings of shareholders or pursuant to actions by unanimous consent, the shares subject to the Voting Trust Agreement. The Voting Trust Agreement terminates upon the earlier of the distribution of the shares subject to such agreement or July 1, 2003.

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Transition Agreement

         HealthAxis and Insurdata also entered into a transition agreement which sets forth the terms of the relationships among the parties pending the consummation of the Merger.

UICI Registration Rights Agreement

         Upon consummation of the Merger, HealthAxis and UICI intend to enter into a registration rights agreement which provides for the registration of HealthAxis shares received by UICI in the Merger on such agreement terms substantially similar to those contained in the Registration Rights Agreement entered into between HealthAxis and the Purchasers in connection with the Offering.

Business Combination Between Provided and HealthAxis

         Provident also announced that it intends to move forward with its plan to merge with HealthAxis following consummation of the Merger. HealthAxis previously announced that discussions regarding a merger with Provident had been put on hold pending the outcome of discussions with an undisclosed third party regarding a potential business combination.


















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Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of business acquired.

         Not applicable.

(b)      Proforma Financial Information.

         Not applicable.

(c)      Exhibits.

                  99.1. Securities Purchase Agreement between the Company and the Purchasers dated as of December 3, 1999.

                  99.2. Registration Rights Agreement between the Company and the Purchasers dated as of December 3, 1999.

                  99.3. Agreement and Plan of Merger between Provident, HealthAxis, UICI and Insurdata Incorporated dated as of December 6, 1999.

                  99.4. Form of Shareholders' Agreement to be entered into between HealthAxis, Provident, UICI and Michael Ashker upon consummation of the Merger.

                  99.5. Form of Voting Trust Agreement to be entered into upon consummation of the Merger by UICI and Messrs. Ashker, Clemens, LaBaron and Hager.

                  99.6. Transition Agreement dated December 6, 1999 between HealthAxis and Insurdata Incorporated.

                  99.7. Press Release dated December 7, 1999 related to the Merger.

                  99.8 Press Release dated December 7, 1999 related to the Offering.

                  99.9 Press Release dated December 7, 1999 related to the merger of Provident and HealthAxis.

                  99.10 Form of Registration Rights Agreement between HealthAxis and UICI.

                  99.11 Letter Agreement dated December 6, 1999 between UICI, HealthAxis and Provident.



                                       8
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                                  EXHIBIT INDEX

                  99.1. Securities Purchase Agreement between the Company and the Purchasers dated as of December 3, 1999.

                  99.2. Registration Rights Agreement between the Company and the Purchasers dated as of December 3, 1999.

                  99.3. Agreement and Plan of Merger between Provident, HealthAxis, UICI and Insurdata Incorporated dated as of December 6, 1999.

                  99.4. Form of Shareholders' Agreement to be entered into between HealthAxis, Provident, UICI and Michael Ashker upon consummation of the Merger.

                  99.5. Form of Voting Trust Agreement to be entered into upon consummation of the Merger by UICI and Messrs. Ashker, Clemens, LaBaron and Hager.

                  99.6. Transition Agreement dated December 6, 1999 between HealthAxis and Insurdata Incorporated.

                  99.7. Press Release dated December 7, 1999 related to the Merger.

                  99.8 Press Release dated December 7, 1999 related to the Offering.

                  99.9 Press Release dated December 7, 1999 related to the merger of Provident and HealthAxis.

                  99.10 Form of Registration Rights Agreement between HealthAxis and UICI.

                  99.11 Letter Agreement dated December 6, 1999 between UICI, HealthAxis and Provident.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROVIDENT AMERICAN CORPORATION



Date:  December 8, 1999              By: /s/ Michael Ashker
       ----------------                  --------------------------------------
                                         Michael Ashker
                                         President and Chief Executive Officer


Date:  December 8, 1999              By: /s/ Francis L. Gillan III
       ----------------                  --------------------------------------
                                         Francis L. Gillan III
                                         Chief Financial Officer and Treasurer





















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